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                                                                   EXHIBIT 10.10
                                AMENDMENT NO. 1
                                      TO
                                LOAN DOCUMENTS

     Amendment, dated as of July 3, 2000 to the (a) Amended and Restated Credit Agreement dated July 15, 1999 (the "Credit Agreement") among FOX SPORTS NET, LLC, a Delaware limited liability company ("Sports Net"), FX NETWORKS, LLC, a Delaware limited liability company ("FX"), FOX SPORTS RPP HOLDINGS, LLC, a Delaware limited liability company ("RPP" and, together with Sports Net and FX, individually and collectively, "Borrower"), FOX SPORTS NETWORKS, LLC, a Delaware limited liability company ("Networks"), and 19TH HOLDINGS CORPORATION, a Delaware corporation ("Lender") and (b) the Revolving Promissory Note dated July 15, 1999 (the "Revolving Note") made by Borrower payable to the order of Lender.

     Borrower, Networks and Lender desire to increase the amount of the Revolving Credit Loans to an aggregate principal amount of $500,000,000 on the terms and conditions hereinafter set forth. Accordingly, Borrower, Networks and Lender hereby agree as follows:

1.  Definitions.  All capitalized terms used herein and not otherwise defined
    -----------
herein are used herein as defined in the Credit Agreement.

2.  Amendment to Credit Agreement.  Section 1.2 of the Credit Agreement is
    -----------------------------
hereby amended by deleting the reference to $400,000,000 contained therein and substituting in lieu thereof $500,000,000.

3.  Amendment to Revolving Note.  The Revolving Note is hereby amended by
    ---------------------------
deleting each reference to $400,000,000 and "Four Hundred Million" therein and substituting in lieu thereof "$500,000,000" and "Five Hundred Million".

4.  Continued Effectiveness of the Documents.  Each Borrower and Networks, on
    ----------------------------------------
behalf of itself and the other Guarantors, hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all
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references in any such Document to "the Credit Agreement" or "the Revolving
Note", "thereto", "thereof", "thereunder" or words of like import referring to such Loan Document shall mean as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Lender, or to grant to Lender a security interest in or Lien on, any collateral as security for the Obligations of Borrower from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

5.  Miscellaneous.
    -------------

    (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

    (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

    (d) Borrower will pay on demand all fees, costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of counsel to Lender.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunder duly authorized as of the day and year first above written.

                              FOX SPORTS NET, LLC


                              By: :  /s/ Andrew R. Hubsch
                                   -------------------------------------
                                     Name: Andrew R. Hubsch
                                     Title: Vice President, Treasurer


                              FX NETWORKS, LLC


                              By: :  /s/ Andrew R. Hubsch
                                   -------------------------------------
                                     Name: Andrew R. Hubsch
                                     Title: Vice President, Treasurer


                              FOX SPORTS RPP HOLDINGS, LLC


                              By: :  /s/ Andrew R. Hubsch
                                   -------------------------------------
                                     Name: Andrew R. Hubsch
                                     Title: Vice President, Treasurer


                              FOX SPORTS NETWORKS, LLC


                              By: :  /s/ Andrew R. Hubsch
                                   -------------------------------------
                                     Name: Andrew R. Hubsch
                                     Title: Vice President, Treasurer


                              19TH HOLDINGS CORPORATION


                              By: :  /s/  Paula M. Wardynski
                                   -------------------------------------
                                     Name: Paula M. Wardynski
                                     Title: Vice President, Treasurer